                                                                  EXHIBIT 10.3.5

                               FOURTH AMENDMENT

          FOURTH AMENDMENT, dated as of February 13, 2001 (this "Amendment") to
                                                                 ----------
the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000 and as may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among (i) DDI Capital
                                     ----------------
Corp., formerly known as Details Capital Corp. (the "Company"); (ii) Dynamic
                                                     -------
Details, Incorporated, formerly known as Details, Inc. ("Details"); (iii)
                                                         -------
Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. ("DCI", and collectively with Details, the "Borrowers"); (iv) the
                 ---                                       ---------
several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (v)
                           ------                          -------
BANKERS TRUST COMPANY, as documentation and co-syndication agent; and (vi) THE CHASE MANHATTAN BANK ("Chase"), as collateral, co-syndication and administrative
                       -----
agent (in such capacity, the "Administrative Agent").
                              --------------------

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

          WHEREAS, the Company and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

          WHEREAS, the Lenders are willing to effect such amendments to the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms used herein and not otherwise
               -------------
defined are used herein as defined in the Credit Agreement.

          2.   Amendment to Section 1.1.  (a) Section 1.1 of the Credit
               ------------------------
Agreement is hereby amended by deleting the definition of "Specified Change of Control" therein and substituting in lieu thereof the following new definition:

               "'Specified Change of Control': a "Change of Control" (or
                 ---------------------------
     analogous concept) as defined in any of the Senior Subordinated Note Indenture, the Company Indenture or the documentation governing the issuance of the Convertible Subordinated Notes, in each case, to the extent there is Indebtedness outstanding thereunder and such definition (or concept) remains applicable thereto at the date of determination."

          (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "ECF Percentage" therein.

          (c) Section 1.1 of the Credit Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following new defined terms:

               "'Convertible Subordinated Notes': the convertible subordinated
                 ------------------------------
     notes of Holdings to be issued on or prior to February 28, 2001; provided,
                                                                      --------
     that (i) such notes do not provide for the payment of principal prior to the date which is one year following the final maturity of all of the Loans, (ii) the aggregate principal amount of such notes does not exceed $133,000,000 and (iii) the cash interest rate on such notes does not exceed 6.00% per annum.

               'Fourth Amendment': the Fourth Amendment, dated as of February
                ----------------
     14, 2001, to this Agreement.

               'Fourth Amendment Effective Date': the date of effectiveness of
                -------------------------------
     the Fourth Amendment."

          3.   Amendment to Section 2.1. Section 2.1 of the Credit Agreement is
               ------------------------
hereby amended by increasing the amount in the last line thereof (which was added to the Credit Agreement pursuant to the Third Amendment) by $50,000,000.

          4.   Waiver of Section 2.10(b). Each Tranche B Term Loan Lender which
               -------------------------
is a signatory hereto hereby agrees to waive the payment by the Borrowers of the prepayment premium set forth in Section 2.10(b) with respect to any prepayment to be made to it on or after the Fourth Amendment Effective Date and on or prior to the second anniversary of the Second Amendment Effective Date.

          5. Amendments to Section 2.11. (a) Section 2.11(a) of the Credit
             --------------------------
     Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 2.11(a):

          "(a) Unless the Required Prepayment Lenders shall otherwise agree, if any Indebtedness shall be Incurred by Holdings or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such Incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.11(d); provided that no such prepayment and reduction shall be required
              --------
     pursuant to this Section 2.11(a) with respect to (i) other than to the extent set forth therein, Indebtedness Incurred in accordance with Section 7.2, (ii) up to $65,000,000 of Indebtedness Incurred by MCM or any of its Subsidiaries (based on the commitment amount of such Indebtedness (whether or not drawn) and the foreign currency exchange rates, in each case, at the time of the Incurrence of any such Indebtedness (for this purpose, with respect to any undrawn facility, Indebtedness thereunder shall be deemed to be Incurred when the commitment with respect to such facility shall be made (whether or not amounts are drawn thereunder at such time)) and (iii) any Net Cash Proceeds from the issuance of the Convertible Subordinated Notes; provided, that the Net Cash Proceeds described in this clause (iii) are
     --------
     used in the manner described in Section 6.13(a)."

          (b) Section 2.11(c) of the Credit Agreement is hereby amended by deleting the first sentence and substituting in lieu thereof the following:

               "Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of Details with respect to which on the last day thereof the Consolidated Senior Leverage Ratio is greater than or equal to
     1.50 to 1.00, there shall be Excess Cash Flow, the Borrowers shall, on the relevant Excess Cash Flow Application Date, prepay the Term Loans and reduce the Revolving Credit Commitments as set forth in Section 2.11(d) in an amount equal to the lesser of (i) 25% of such Excess Cash Flow and (ii) an amount sufficient to cause the Consolidated Senior Leverage Ratio, determined on a pro forma basis as of the end of such fiscal year as if such prepayments and reductions were made on the last day of such fiscal year, to be less than 1.50 to 1.00; provided, that no such prepayment or
                                         --------
     reduction shall be required with respect to any Excess Cash Flow for the fiscal year of Details ended December 31, 2000."

          6.   Amendment to Section 2.17(d). Section 2.17(d) of the Credit
               ----------------------------
Agreement is hereby amended by deleting such section in its entirety.

          7.   Amendment to Section 6. Section 6 of the Credit Agreement is
               ----------------------
hereby amended by adding thereto at the end thereof the following new Section 6.13:

               "6.13  Convertible Subordinated Notes and Equity Proceeds. (a)
                      --------------------------------------------------
     The Net Cash Proceeds from the issuance by Holdings of the Convertible Subordinated Notes and its common stock on or about the Fourth Amendment Effective Date (including any Net Cash Proceeds with respect to the Convertible Subordinated Notes or common stock issued pursuant to the exercise of the underwriters' over-allotment option in connection therewith) shall be applied in the following order:

               (i) First, Holdings shall reserve at least $1,000,000 in a segregated blocked account solely to pay expenses that it or its Subsidiaries will incur in connection with the repurchase of the Senior Subordinated Notes and the Company Zeros. After Holdings has certified to the Administrative Agent that all such expenses have been paid and no money remains in either of the accounts described in clauses (ii) and (iii) below after the application thereof in accordance with the terms thereof, the Administrative Agent will release any remaining funds held in that blocked account to, or at the direction of, Holdings.

               (ii) Second, Holdings shall contribute at least $108,000,000 to the common equity of Details. Details shall deposit such amount in an interest-bearing collateral account pledged in favor of the Lenders under the sole direction and control of, and pursuant to arrangements satisfactory to, the Administrative Agent. So long as no Default or Event of Default has occurred and is then continuing, the Administrative Agent will release funds held in that account from time to time at Details' request to permit Details to apply such funds to repurchase or defease the Senior Subordinated Notes. Once Details has repurchased or defeased all of the Senior Subordinated Notes, then so long as no Default or Event of Default has occurred and is then continuing, the Administrative Agent will release funds held in that account to, or at the direction of, Details. So long as at such time no Default or Event of Default has occurred and is then continuing, on November 15, 2001 Details will redeem all outstanding Senior Subordinated Notes and the Administrative Agent will release funds held in that account to permit Details to apply such funds to redeem such notes. The Administrative Agent will then release any remaining funds held in that account to, or at the direction of, Details.

               (iii) Third, Holdings shall contribute to the common equity of the Company an amount equal to the lesser of (a) $61,000,000 or (b) the balance of such Net Cash Proceeds. The Company shall deposit such amount in an interest-bearing collateral account pledged in favor of the Lenders under the sole direction and control of, and pursuant to arrangements satisfactory to, the Administrative Agent. So long as no Default or Event of Default has occurred and is then continuing, the Administrative Agent will release funds held in that account from time to time at the Company's request to permit the Company to apply such funds to repurchase or defease the Company Zeros (subject to the time limit specified in the second following sentence) or to prepay the Term Loans and reduce the Revolving Credit Commitments as set forth in
          Section 2.11(d). Once the Company has repurchased or defeased Company Zeros with a par amount equal to the amount so deposited in that account divided by 0.9675 (or has applied 0.9675 times the par amount of any such Company Zeros that at such time it has not repurchased or defeased toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.11(d)), then so long as no Default or Event of Default has occurred and is then continuing, the Administrative Agent will release funds held in that account to, or at the direction of, the Company. So long as no Default or Event of Default has occurred and is then continuing, on December 31, 2001, the Company will apply funds that remain in that account to prepay Term Loans and reduce the Revolving Credit Commitments as set forth in Section 2.11(d) until (x) no funds remain in that account or (y) the amount applied to prepay Term Loans and reduce the Revolving Credit Commitments as set forth in Section 2.11(d) pursuant to this section 6.13(a)(iii) equals or exceeds the difference between (i) the amount deposited in that account and (ii)
          0.9675 times the par amount of the Company Zeros that at such time the Company has repurchased or defeased. The Administrative Agent will then release any remaining funds held in that account to, or at the direction of, the Company.

               (b) If any Capital Stock shall be issued by Holdings or any of its Subsidiaries at any time after the Fourth Amendment Effective Date (excluding (i) the issuance of common stock upon exercise of options pursuant to regular stock option plans or similar plans of Holdings and
     (ii) the issuance to Holdings or any of its Subsidiaries by any of its Subsidiaries of any of their respective Capital Stock, in each case, to the extent any such Capital Stock is issued to the Company or any of its Subsidiaries, such Capital Stock is pledged to the Administrative Agent pursuant to the applicable Loan Document), cause an amount equal to at least 50% of the Net Cash Proceeds thereof to be contributed (to the extent such Capital Stock is not issued by Details or any of its Subsidiaries) to the common equity of Details and used for the general corporate purposes of Details and its Subsidiaries, including repurchases of the Senior Subordinated Notes."

          8.   Amendments to Section 7.6. (a) Section 7.6(e) of the Credit
               -------------------------
Agreement is hereby amended by deleting the amount "$500,000" in the third line and substituting in lieu thereof the amount "$750,000".

          (b) Section 7.6 of the Credit Agreement is hereby amended by adding the following new clauses (g) and (h) thereto:

          "(g) so long as no Default or Event of Default shall have occurred and be continuing, Details may pay dividends to the Company to permit the Company to pay dividends directly or indirectly to Holdings to permit Holdings to pay regularly scheduled interest payments on the Convertible Subordinated Notes at a rate not in excess of the rate in existence on the issue date of the Convertible Subordinated Notes; and

          (h) Details and the Company may pay any amount released to either of them pursuant to Section 6.13(a) to Holdings or any of its Subsidiaries."

          9.   Amendment to Section 7.9. Section 7.9 of the Credit Agreement is
               ------------------------
hereby amended by deleting the words: "Except as provided in Section 2.11(a)(vi) or Section 2.11(a)(vii)," at the beginning thereof and inserting after the reference to clause (a) therein and prior to the word "Make" the words: "Except as contemplated by Section 2.11(a)(iii) and/or with the Net Cash Proceeds of an issuance of Capital Stock by Holdings or any of its Subsidiaries,".

          10.  Amendments to Section 8(m). (a)  Section 8(m)(ii) of the
               --------------------------
Credit Agreement is hereby amended by deleting clause (B) thereof in its entirety and substituting in lieu thereof the following new clause (B):

          "(B) any purchase of securities or assets constituting all or a material part of a business unit of any Person using any assets generated by MCM or its Subsidiaries or Net Cash Proceeds of any issuance of Capital Stock or Incurrence of Indebtedness by Holdings or any of its Subsidiaries which are not required to prepay the Loans and reduce the Revolving Credit Commitments pursuant to Section 2.11(a) or to be contributed to the Company or Details pursuant to Section 6.13;".

          (b) Section 8(m)(v) of the Credit Agreement is hereby amended by deleting the word "and" before the beginning of clause (E) and adding the following new clause (F) at the end thereof and prior to the semi-colon: "and
(F) in the case of Holdings, the Convertible Subordinated Notes".

          (c) Section 8(m)(vi) of the Credit Agreement is hereby amended by deleting clause (C) in its entirety and substituting in lieu thereof the following new clause (C): "(C) any amount of cash or cash equivalents attributable to any activity of Holdings not otherwise prohibited by this Agreement and as to which this Agreement permits Holdings to retain cash proceeds or to have cash proceeds distributed to it, or".

          11.  Fees. The Borrowers agree to pay to each Tranche A Term Loan
               ----
Lender and Revolving Credit Lender that consents to the amendments contained herein on or prior to February 13, 2001 (a "Consenting Pro Rata Lender"), an
                                            --------------------------
amendment fee in an amount equal to 25 basis points of the amount of the Consenting Pro Rata Lender's Tranche A Term Loan Commitment and Revolving Credit Commitment, payable on the Fourth Amendment Effective Date in immediately available funds. In addition, the Borrowers agree to pay to each Tranche B Term Loan Lender that consents to the amendments contained herein on or prior to February 13, 2001 (a "Consenting Tranche B Lender"), an amendment fee in an
                      ---------------------------
amount equal to 100 basis points of the amount of the Consenting Tranche B Lender's Tranche B Term Loan Commitment, payable on the Fourth Amendment Effective Date in immediately available funds.

          12.  Effectiveness. This Amendment shall become effective on the date
               -------------
on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):
           --------------

               (a) Holdings shall have received Net Cash Proceeds in an aggregate amount of at least $150,000,000 from the primary issuance of its common stock and the issuance of not more than $133,000,000 of the Convertible Subordinated Notes, and any such proceeds which are required to be contributed to Details to fund any of such payments shall be so contributed as common equity;

               (b) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Company, the Borrowers and the Required Prepayment Lenders; the execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof;

               (c) the Administrative Agent shall have received from each of the Borrowers a copy of the resolutions of such Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Fourth Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

               (d) the Administrative Agent shall have received a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Second Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

               (e) the Administrative Agent shall have received such other documents, instruments and agreements with respect to the matters contemplated by this Amendment as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent; and

               (f) the fees referred to in paragraph 11 of this Amendment shall have been paid.


          13.  Representations and Warranties. As of the date hereof and after
               ------------------------------
giving effect to this Amendment, the Company and each Borrower hereby confirm, reaffirm and restate the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be
       --------
deemed to be a reference to the Credit Agreement after giving effect to this Amendment. No Default or Event of Default has occurred and is continuing.

          14.  Continuing Effect; No Other Amendments. Except as expressly
               --------------------------------------
amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          15.  GOVERNING LAW; Counterparts. (a)  THIS AMENDMENT SHALL BE
               ---------------------------
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                             DDI CAPITAL CORP.



                                             By:____________________________
                                                Title:



                                             DYNAMIC DETAILS, INCORPORATED



                                             By:____________________________
                                                Title:


                                             DYNAMIC DETAILS, INCORPORATED,
                                             SILICON VALLEY


                                             By:____________________________
                                                Title:

                                             THE CHASE MANHATTAN BANK, as
                                             Administrative Agent, Collateral
                                             Agent, Co-Syndication Agent and
                                             as a Lender


                                             By:____________________________
                                                Title:


                                             BANKERS TRUST COMPANY, as
                                             Documentation Agent, Co-
                                             Syndication Agent and as a Lender


                                             By:____________________________
                                                Title:

BANK AUSTRIA CREDITANSTALT CORP.



By:______________________________
   Title:

THE BANK OF NOVA SCOTIA



By: ____________________________________________
    Title:

BANKBOSTON, N.A.



By: ____________________________________________
    Title:

CITIZENS BANK OF MASSACHUSETTS



By: ____________________________________________
   Title:

CRESCENT/MACH I PARTNERS, L.P.



By: ____________________________________________
    Title:

CYPRESSTREE INVESTMENT PARTNERS I



By: ____________________________________________
    Title:

CYPRESSTREE INSTITUTIONAL FUND, LLC



By: ____________________________________________
    Title:

CYPRESSTREE SENIOR FLOATING RATE FUND



By: ____________________________________________
    Title:

DEBT STRATEGIES FUND



By: ____________________________________________
    Title:

DRESDNER BANK AG



By: ____________________________________________
    Title:

FIRST DOMINION FUNDING II



By: ____________________________________________
    Title:

FLEET BANK, N.A.



By: ____________________________________________
    Title:

INDOSUEZ CAPITAL FUNDING IIA, LTD.



By: ____________________________________________
    Title:

INDOSUEZ CAPITAL FUNDING IV, L.P.



By: ____________________________________________
    Title:

IBJ WHITEHALL BANK & TRUST COMPANY



By: ____________________________________________
    Title:

KZH CRESCENT 2 LLC



By: ____________________________________________
    Title:

KZH CRESCENT 3 LLC



By: ____________________________________________
    Title:

KZH CYPRESSTREE-1 LLC



By: ____________________________________________
    Title:

ML SENIOR FLOATING RATE FUND II, INC.



By: ____________________________________________
    Title:

MSDW PRIME INCOME TRUST



By: ____________________________________________
    Title:

MASS MUTUAL HIGH YIELD PARTNERS II



By: ____________________________________________
    Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE



By: ____________________________________________
    Title:

MERRILL LYNCH PRIME RATE PORTFOLIO



By: ____________________________________________
    Title:

MERRILL LYNCH SENIOR FLOATING RATE FUND



By: ____________________________________________
    Title:

PILGRIM AMER. HIGH INCOME INVEST. LTD.



By: ____________________________________________
    Title:

PILGRIM CLO 1999-1



By: ____________________________________________
    Title:

PILGRIM PRIME RATE INCOME TRUST



By: ____________________________________________
    Title:

SANKATY HIGH YIELD ASSET PARTNERS



By: ____________________________________________
    Title:

SOMERS CDO, LIMITED



By: ____________________________________________
    Title:

SWAPS TRS



By: ____________________________________________
    Title:

TORONTO DOMINION (NEW YORK) INC.



By: ____________________________________________
    Title:

VAN KAMPEN SR. FLOATING RATE FUND



By: ____________________________________________
    Title: